                                                                EXHIBIT 10.111.1

                    AMENDED AND RESTATED DRAW PROMISSORY NOTE
                                   (FAIRFIELD)

Amount: $5,000,000.00                                     Date: February 1, 2003

      FOR VALUE RECEIVED, the undersigned, promises to pay to Capital Senior Living Properties, Inc., a Texas corporation, the sum draw down up to Five Million and No/100 Dollars ($5,000,000.00), the principal due March 31, 2008 and simple interest due on maturity at the rate of eight percent (8.0%) per annum, both principal and interest payable at office at 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240.

      This note amends and restates the Amended and Restated Draw Promissory Note dated November 8, 2002, and between Maker and Capital Senior Living Properties, Inc.

      All past due principal and interest shall bear interest from maturity at the rate of twelve percent (12%) per annum.

      This note may be prepaid without penalty.

      Failure to pay any installment of principal and interest, or any other part thereof, when due shall, at the election of the holder and without notice, mature the whole note and it shall at once become due and payable.

      It is hereby specifically agreed that if this note is placed in the hands of an attorney for collection, or if collected by suit or through the Probate Court or any other legal proceedings, the undersigned agrees to pay reasonable attorneys' fees.

      All makers, endorsers, sureties and guarantors hereby waive presentment for payment of this note, notice of nonpayment, protest, notice of protest, diligence, or any notice of, or defense on account of, any extension, extensions, renewal, renewals, or change in any manner of or in this note, or in any of its terms, provisions or covenants, or of any delay, indulgence or other act of any holder of the aforesaid note.

                                            TRIAD SENIOR LIVING II, L.P.,
                                            a Texas limited partnership

                                               By: Triad Partners II, Inc.,
                                                   Its General Partner


                                                   BY: /s/ Blake N. Fail
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                                                   TITLE:    President
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